Exhibit 99.1

Novell Agrees to be Acquired by Attachmate Corporation

for $6.10 Per Share in Cash

Waltham, Massachusetts – November 22, 2010 – Novell, Inc. (NASDAQ: NOVL), the leader in intelligent workload management, today announced that it has entered into a definitive merger agreement under which Attachmate Corporation would acquire Novell for $6.10 per share in cash in a transaction valued at approximately $2.2 billion. Attachmate Corporation is owned by an investment group led by Francisco Partners, Golden Gate Capital and Thoma Bravo. Novell also announced it has entered into a definitive agreement for the concurrent sale of certain intellectual property assets to CPTN Holdings LLC, a consortium of technology companies organized by Microsoft Corporation, for $450 million in cash, which cash payment is reflected in the merger consideration to be paid by Attachmate Corporation.

The $6.10 per share consideration represents a premium of 28% to Novell’s closing share price on March 2, 2010, the last trading day prior to the public disclosure of Elliott Associates, L.P.’s proposal to acquire all of the outstanding shares of Novell for $5.75 per share and a 9% premium to Novell’s closing stock price on November 19, 2010.

“After a thorough review of a broad range of alternatives to enhance stockholder value, our Board of Directors concluded that the best available alternative was the combination of a merger with Attachmate Corporation and a sale of certain intellectual property assets to the consortium,” said Ron Hovsepian, president and CEO of Novell. “We are pleased that these transactions appropriately recognize the value of Novell’s relationships, technology and solutions, while providing our stockholders with an attractive cash premium for their investment.”

Mr. Hovsepian continued, “We also believe the transaction with Attachmate Corporation will deliver important benefits to Novell’s customers, partners and employees by providing opportunities for building on Novell’s brands, innovation and market leadership.”

“We are very excited about this transaction as it greatly complements our existing portfolio,” said Jeff Hawn, chairman and CEO of Attachmate Corporation. “Novell has an established record of innovation, impressive technology and brand assets, and a leading ecosystem of partnerships and talented employees. The addition of Novell to our Attachmate and NetIQ businesses will enhance the spectrum of solutions we can offer to customers. We fully support Novell’s commitment to its customers and we look forward to continuing to invest for the benefit of Novell’s customers and partners.”

Attachmate Corporation plans to operate Novell as two business units: Novell and SUSE; and will join them with its other holdings, Attachmate and NetIQ.

Attachmate Corporation’s acquisition of Novell is subject to customary closing conditions, including regulatory approvals and clearance under the Hart-Scott-Rodino Act, and is also conditioned upon the closing of the proposed sale of certain intellectual property assets to CPTN Holdings LLC. In addition, the transaction is subject to approval by Novell’s stockholders. The sale of the intellectual property assets to the consortium is subject to customary closing conditions, including regulatory approvals and clearance under the Hart-Scott-Rodino Act, and is also conditioned upon the closing of the merger with Attachmate Corporation. Novell currently expects these transactions to close in the first quarter of 2011.

J.P. Morgan is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to Novell. Credit Suisse and RBC Capital Markets are serving as financial advisors and Jones Day is acting as legal advisor to Attachmate Corporation.

About Novell

Novell, Inc. (NASDAQ: NOVL), a leader in Intelligent Workload Management, helps organizations securely deliver and manage computing services across physical, virtual and cloud computing environments. Novell helps customers reduce the cost, complexity, and risk associated with their IT systems through our solutions for identity and security, systems management, collaboration and Linux based operating platforms. With its infrastructure software and ecosystem of partnerships, Novell integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

About Attachmate Corporation

Attachmate Corporation, owned by an investment group led by Francisco Partners, Golden Gate Capital and Thoma Bravo, enables IT organizations to extend mission critical services and assures they are managed, secure and compliant. Principal holdings include Attachmate (www.attachmate.com) and NetIQ (www.netiq.com).

Forward-Looking Statements

This communication, and all oral statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Novell and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed sale of intellectual property assets and the proposed merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require Novell to pay Attachmate Corporation a termination fee of $60 million; (iii) risks related to the diversion of management’s attention from Novell’s ongoing business operations; (iv) risks regarding the failure of Attachmate Corporation to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the sale of the intellectual property assets or the merger on Novell’s business relationships (including, without limitation, partners and customers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the sale of the intellectual property assets and the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Additional risk factors that may affect future results are contained in Novell’s filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Novell. Novell expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Additional Information About the Merger and Where to Find it

In connection with the proposed merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Novell, the proposed sale of intellectual property assets, the proposed merger and the parties to these proposed transactions. Investors and security holders may obtain these documents (and any other documents filed by Novell and Attachmate Corporation with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to: Novell Investor Relations at 1-800-317-3195 or from the investor relations website portion of Novell’s website at http://www.novell.com/company/ir/. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the proposed merger. Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the proposed merger by security holdings or otherwise, which may be different than those of Novell’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC. Each of these documents is, or will be, available as described above.

For Novell Press Contact Ian Bruce Director Public Relations 781-464-8034 ibruce@novell.com	Investor Contact Rob Kain VP, Treasurer and Investor Relations 801-861-3687 rkain@novell.com